                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                   ------------------------------------------

                                   FORM 8-K

                                 CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15 (D) OF THE

                        SECURITIES EXCHANGE ACT OF 1934

                                 APRIL 24, 2002
                   ------------------------------------------
                 DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)


                                  HAGGAR CORP.
              (Exact name of registrant as specified in the charter)

            NEVADA                  0-20850                   75-2187001
(State or other jurisdiction of   (Commission              (I.R.S. Employer
 incorporation or organization)   file number)           Identification Number)

                               6113 LEMMON AVENUE
                              DALLAS, TEXAS  75209
            (Address of principal executive offices including zip code)

                                (214) 352-8481
               (Registrant's telephone number, including area code)

--------------------------------------------------------------------------------
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ITEM 5. OTHER EVENTS.

On April 23, 2002, the Registrant issued the press release filed herewith as
Exhibit 99.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

    (c)  Exhibits.

         99   -    Press Release dated April 23, 2002.


ITEM 9. REGULATION FD DISCLOSURE.

The table following this narrative sets forth information concerning the quarterly and annual consolidated operating results of Haggar Corp. (the "Company") for the fiscal year ended September 30, 2001, together with projected quarterly and annual consolidated operating results for the fiscal year commencing October 1, 2001, and ending September 30, 2002. The projections for fiscal 2002 are based on the Company's historical operating performance, current trends and the Company's internal operating budget for 2002.

The projections set forth in the table constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. Although the Company believes that these forward-looking statements are based on reasonable assumptions, it can give no assurance that its expectations will in fact occur and cautions that actual results may differ materially from those in the forward-looking statements. A number of factors could affect the future results of the Company or the apparel industry generally and could cause the Company's expected results to differ materially from those expressed in this filing. These factors include, among other things:

    -  Changes in general business conditions,

    -  Impact of competition in the apparel industry,

    - Changes in the performance of the retail sector in general and the apparel industry in particular,

    -  Seasonality of the Company's business,

    - Changes in consumer acceptance of new products and the success of advertising, marketing, and promotional campaigns,

    -  Changes in laws and other regulatory actions,

    -  Changes in labor relations,

    - Political and economic events and conditions domestically or in foreign jurisdictions in which the Company operates, including, but not limited to, acts of terrorism or other acts of insurrection,

    -  Unexpected judicial decisions,

    -  Changes in interest rates and capital market conditions,

    -  Inflation,

    -  Acquisition or dissolution of business enterprises,

    -  Natural disasters, and

    - Unusual or infrequent items that cannot be foreseen or are not susceptible to estimation.

The quarterly and annual consolidated operating results for the fiscal year ended September 30, 2001, do not necessarily indicate the results that may be expected for any future quarter or for any fiscal year.

The Company cautions that the quarterly and annual projections for fiscal 2002 set forth below are given as of the date hereof based on currently available information. The Company is not undertaking any obligations to update these projections as conditions change or other information becomes available.

Investors also should consider other risks and uncertainties discussed in documents filed by the Company with the Securities and Exchange Commission.

                                  HAGGAR CORP.
                       QUARTERLY & ANNUAL PROJECTIONS FOR
                              FISCAL 2002 COMPARED
                                 TO FISCAL 2001
                         ($ IN MILLIONS EXCEPT EPS DATA)

                          1st Quarter         2nd Quarter         3rd Quarter          4th Quarter          Annual Total
                          -----------         -----------         -----------          -----------          ------------

                          (2)                 (3)      (1)                                                (2), (3)      (1)

                         2002                2002                2002                  2002                2002
                       Projected   2001    Projected   2001    Projected    2001    Projected    2001    Projected      2001
                         Range    Actual     Range    Actual     Range     Actual     Range     Actual     Range       Actual
                         -----    ------     -----    ------     -----     ------     -----     ------     -----       ------
NET SALES                $99.3     $99.9    $138.1    $115.8   $104-$108   $108.2   $115-$122   $120.7  $456.4-$467.4  $444.6

INCOME (LOSS)             $0.1     $(0.1)     $3.9    $(12.3)  $1.0-$1.2     $1.0   $2.6-$2.8     $2.7    $7.6-$8.0     $(8.7)
Before cumulative
effect of accounting
change

EPS CALCULATION -        $0.01    $(0.02)    $0.62    $(1.89)  $0.15-$0.18  $0.16   $0.40-$0.43  $0.42   $1.18-$1.24   $(1.34)
Basic Income (loss)
before cumulative
effect of accounting
change

EPS CALCULATION -        $0.01   $(0.02)     $0.62    $(1.89)  $0.15-$0.18  $0.15   $0.40-$0.43  $0.42   $1.18-$1.24   $(1.34)
Diluted Income (loss)
before cumulative effect
of accounting change

Cumulative effect of    $(15.6)     -          -         -          -         -          -        -        $(15.6)       -
accounting change

EPS CALCULATION -       $(2.44)     -          -         -          -         -          -        -        $(2.44)       -
Basic and diluted for
cumulative effect of
accounting change

Net Loss with           $(15.5)     -          -         -          -         -          -        -     $(8.0)-$(7.6)    -
cumulative effect of
accounting change

EPS CALCULATION         $(2.43)     -          -         -          -         -          -        -    $(1.26)-$(1.20)   -
with cumulative effect
of accounting change

(1) On March 26, 2001, the Registrant announced that it was closing its domestic production facility in Edinburg, Texas. The restructuring charge of $20.1 million was primarily for severance payments to associates, facilities and equipment write-downs, and related legal charges.

(2) The cumulative effect of accounting change, related to the adoption by the Company of Statement of Financial Accounting Standards No. 142 "Goodwill and Other Intangible Assets", resulted in a non-cash amortization charge to goodwill of $15.6 million.

(3) The Company closed its domestic cutting facility in Weslaco, Texas and recorded a restructuring charge of $1.0 million, primarily related to severance payments to associates. In addition, the Company revised its estimate on last year's Edinburg, Texas facility write-off reversing $2.1 million to income. A net $1.1 million pre-tax positive impact resulted from these items.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:  April 24, 2002    HAGGAR CORP.
                          (Registrant)



                          By: /s/
                             ---------------------------------------------------
                                                David M. Tehle
                             (EXECUTIVE VICE PRESIDENT, CHIEF FINANCIAL OFFICER)